UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2014

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	1-1373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code:	(262) 636-1200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On May 5, 2014, the Board of Directors of Modine Manufacturing Company (the “Company”) amended the Company’s Bylaws to increase the number of directors from seven to eight (as described below in Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year) and appointed Christine Y. Yan as director.  Ms. Yan was appointed to the class of directors with terms ending in 2015.  Her term commences on May 6, 2014 and continues until her successor is duly elected or until her earlier death, resignation or removal.  Ms. Yan will be a member of the Audit and Corporate Governance and Nominating Committees.

On April 16, 2014, the Company issued a press release announcing Ms. Yan’s appointment. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Bylaws

On May 5, 2014, the Board of Directors of the Company adopted an amendment to the Company’s Bylaws to increase the number of directors from seven to eight.

Section 3.01 of the Company’s Bylaws is amended to read as follows:

3.01            General Powers; Number and Classification.  All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, its Board of Directors.  The Articles of Incorporation provide that the Board of Directors shall consist of such number of members as these Bylaws may provide, but not less than seven.  Until this Bylaw is amended to provide for a different number, the number of directors constituting the whole Board of Directors shall be eight.  No decrease in the number of directors shall have the effect of shortening the term of an incumbent director.

As provided in the Articles of Incorporation, the Board of Directors shall be divided into three classes as nearly equal in number as possible, as determined by the Board of Directors.  The term of office of a director shall be three years.  The classes of directors shall be staggered so that each expires in succeeding years.  At each annual meeting of stockholders, the number of directors equal to the number of the class whose terms expire at the time of such meeting shall be elected to hold office until the third succeeding annual meeting and until their successors shall have been elected.

The foregoing description of the Bylaws is qualified in its entirety by reference to the actual Bylaws, which are filed as Exhibit 3.1 to this Form 8-K and are hereby incorporated by reference.

Item 9.01   Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Exhibit Description

3.1	Bylaws of Modine Manufacturing Company, as amended, effective May 5, 2014

99.1	Press Release dated April 16, 2014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By:	/s/ Margaret C. Kelsey

Margaret C. Kelsey
Vice President, Legal and Corporate Communications
General Counsel & Secretary

Date:  May 6, 2014

Exhibit Index

Exhibit No.	Exhibit Description

3.1	Bylaws of Modine Manufacturing Company, as amended, effective May 5, 2014

99.1	Press Release dated April 15, 2014